Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Aurora Horizons Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated April 22, 2016 to the
Prospectus and Statement of Additional Information (“SAI”)
dated June 28, 2015, as amended

This Supplement amends the Prospectus and SAI for the Aurora Horizons Fund (the “Fund”) dated June 28, 2015, as amended.

By supplement dated March 24, 2016, the Fund notified shareholders that they would receive a proxy statement seeking approval of a new advisory agreement due to a proposed transaction involving the acquisition of Aurora Investment Management L.L.C. (“Aurora”).  The information contained in the March 24 supplement is no longer applicable and is superseded by the information contained herein.

Based upon the recommendation of Aurora, the Board of Trustees (“Board”) of the Trust, via unanimous written consent, has determined that it is in the best interests of the Fund and its shareholders that the Fund be closed and liquidated.

On April 21, 2016 the Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated.  Pursuant to the Plan and in anticipation of the Fund’s liquidation, other than with respect to certain purchases by existing shareholders (e.g., automatic investment plans that have yet to be terminated), the Fund will be closed to new purchases effective as of the close of business on April 22, 2016.  However, any distributions declared to shareholders of the Fund after April 22, 2016 and until the close of trading on the New York Stock Exchange on May 31, 2016 will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash.  Although the Fund will be closed to new purchases as of April 22, 2016, you may continue to redeem your shares of the Fund after April 22, 2016, as provided in the Fund’s Prospectus, and any applicable contingent deferred sales charges will be waived.  Please note, however, that the Fund will be liquidating its assets as of the close of business on May 31, 2016 (the “Liquidation Date”).

Pursuant to the Plan, the Fund may begin liquidating its assets to cash and cash equivalents in order to meet anticipated redemption needs and in preparation for the Liquidation Date.  Accordingly, it is anticipated that the Fund will deviate from its stated investment objectives and strategies between the date hereof and the Liquidation Date.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on May 31, 2016, the effective time of the liquidation, your shares will be redeemed, and you will receive proceeds representing the net asset value of your Fund shares as of May 31, 2016, net of Fund expenses and liabilities, subject to any required withholdings.  As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.  If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions.  You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Aurora will bear the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Fund at 1-800-443-2862.

Please retain this Supplement with your Prospectus and SAI for future reference.